Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Prepayments	$ 651	$ 360
Value-Added Tax recoverable	178	127
Deposits	6	14
Deposits, prepayments and deferred expenses	$ 835	$ 501